BIRD CREEK TWO OFFICE BUILDING

COMMERCIAL LEASE AGREEMENT

STATE OF TEXAS  )(

COUNTY OF BELL  )(

This  contract and  agreement of  lease entered into by and between 3513,  L.C., hereinafter called  "Landlord" and  Communicate Now.com Inc,  hereinafter called
"Tenant", witnesseth:

     1. PREMISES. Landlord does hereby lease unto Tenant the following described space,  herein  called  the Leased  Premises,  in the  building  located at 2015
Birdcreek  Terrace,  in the City of  Temple,  Bell  County,  Texas:  Suite  101,
containing approximately 705sf.

     2. TERM.  The term of this lease  shall be for a period of nine (9) months, commencing on July 15, 2000, and  terminating  on April 30, 2001,  unless sooner terminated as hereinafter provided. If the Tenant should remain in possession of the Leased  Premises,  with the consent of the Landlord after expiration of this lease,  a new tenancy from month to month shall be created  between the Landlord and Tenant which shall be subject to all the terms and conditions of this lease, but which shall be  terminable  by thirty  (30) days  written  notice  served by either Landlord or Tenant on the other party to this lease.

     3. USE. The Leased Premises shall be used and occupied by Tenant during the term hereof for the sole and only purpose of general office use.

     4. RENTS.  As  compensation  for the use and occupancy of such premises and the services to be performed and provided by Landlord,  the Tenant agrees to pay to the Landlord at 3513 SW H.K. Dodgen Loop, Suite 100, Temple,  Texas 76502, or
at such other  address as Landlord may from time to time  designate,  the sum of
$600.00  per  month,  payable  in  advance  on the  first  day of each and every calendar month during the term of the lease. If rent is not received by Landlord by the 5th of each  month,  Tenant  shall pay a late  charge  of  $50.00  plus a penalty of $5.00 per day until rent is received in full. Tenant shall pay $25.00 for each returned check.

     5.  LANDLORD'S  LIENS. As security for the performance by the Tenant of all covenants to be paid,  kept and  performed  by him, the Landlord  shall have the benefit of the statutory landlord's preference lien upon all property,  fixtures goods,  wares and  merchandise  of the Tenant  that may be placed in or upon the
Leased  Premises  during the term hereof.  Cumulative  thereof,  the Tenant also gives and grants unto the Landlord an express security  interest upon all goods, wares,  merchandise,  fixtures  and other  property  of the Tenant  which may be placed in or upon the  Leased  Premises  during the term,  which  said  security interest shall be second and inferior to any purchase money security interest of any third party as to any such property and which said security  interest herein granted unto Landlord  shall not be applicable as to Tenant's  goods,  wares and merchandise  daily exposed to sale.  Landlord and Tenant  mutually  covenant and agree that this lease contract shall also act as a security agreement as between
Tenant, as Debtor, and Landlord, as Secured Party.

     6. SERVICES  PROVIDED BY LANDLORD.  Landlord  shall furnish the Tenant,  at
Landlord's expense, the following services during the term of this lease:

     (a) Restroom  facilities  for the use of Tenant and  Tenant's  employees in common with other  tenants and their  employee's  on the  same floor as the
     Leased Premises.

     (b)  Landlord  shall  maintain  and keep the public and common areas of the building, such as lobbies,  stairs,  corridors, and restrooms in reasonably good  order and condition,  except for damage  occasioned by Tenant, or its employees, agents, or invitees.

     (c)Landlord  shall  make all  structural  repairs to the  building  and all repairs  which  may  be  needed  to  the  roof,  outer  walls,  mechanical,
     electrical,  and  plumbing  systems  in  the  Leased  Premises,   excluding
     repairs  to  any  non-building  standard  fixture  or  other   improvements
     installed  or made  by or  at the request of Tenant.  In the event that any repair  or  replacement  is required by reason of the  negligence  or abuse of Tenant  or its  agents,  employees  or invitees, or of any  other person using the  Leased  Premises  with  Tenant's  consent,  express or  implied,
     Landlord  may  make  such  repair  and  add  the  cost thereof to the first installment  of rent  thereafter  becoming  due unless  Landlord shall have actually recovered such cost through insurance proceedings.

     (d)Tenant  shall  not  install  or  operate  in  the  Leased  Premises  any electrically  operated  equipment  (other  than adding  machines  and other office  equipment  normally  used  in  modern  offices),  or  any  plumbing fixtures,  without  first  obtaining  the  prior  written  consent  of  the
     Landlord.  Tenant shall not  install  any  equipment  of any kind or nature whatsoever  which would or might  necessitate  any  changes,  replacements,
     or  additions  to the water system or  plumbing  system,  heating   system,
     air conditioning  system,  or the electrical  system  servicing  the Leased
     Premises  or any  other  portion  of  the  building  without  prior written consent  of  the  Landlord,  and in the event such consent is granted,  the entire  cost of such  replacements,  changes, or additions shall be paid by the Tenant.

Landlord  does  not guarantee  that  any service  will be free  from  reasonable interruption caused by repairs, improvements,  changes in services, alterations, strikes,  labor  controversies,  accidents or other causes beyond the Landlord's control,  and no such  reasonable  interruption  not caused by the negligence of
Landlord  shall be  deemed a  breach  of its  obligation  thereunder  or  render
Landlord liable to Tenant for damages.

     7.  SERVICES  PROVIDED  BY TENANT.   Tenant  shall pay for  janitorial  and
electrical services used and consumed by it at the Leased Premises.

     8. TAXES. Each year during the term of this lease,  Landlord shall pay real estate  taxes  assessed  against the Leased  Premises in an amount  equal to the total real estate taxes assessed  against the Leased  Premises in the base year.
Each year during the term of this lease,  Tenant shall pay as additional rental, upon receipt of a statement from Landlord  together with tax statements or other verification  from  the  proper  taxing  authority,  his pro  rata  share of any increase  in real estate  taxes over the base year on the  property of which the
Leased  Premises is a part.  Any  increase in real estate taxes for a fractional year shall be prorated. The base year shall be 2000.

Tenant  shall  be liable for  all  taxes  levied or  assessed  against  personal property, furniture, or fixtures placed by Tenant in the Leased Premises. If any such taxes for which Tenant is liable are levied or assessed  against  Landlord, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to
Landlord  upon  demand  that part of such  taxes for which  Tenant is  primarily liable hereunder.

     9. INSURANCE.  Landlord shall pay for fire and extended coverage  insurance on the building in which the Leased  Premises  are located.  Tenant shall pay as additional rental to Landlord during the term hereof,  his pro rata share of any increase in premiums for the  insurance  required  over and above such  premiums paid during the base year of this lease.  Tenant shall provide general liability and property damage insurance for its business operations on the Leased Premises in the amount of $500,000.  Said insurance  policies  required to be provided by
Tenant herein shall name  Landlord as an additional  insured and shall be issued by an insurance company approved by Landlord. Tenant shall provide Landlord with certificates of insurance evidencing the coverage required herein.  Tenant shall be solely responsible for fire and casualty insurance on Tenant's property on or about the Leased Premises.

     10.  COMPLIANCE WITH LAWS AND REGULATIONS.  Tenant shall not conduct in the
Leased  Premises any action  prohibited by law, and will not conduct therein any lawful business in an unlawful manner, or permit any nuisance or annoyance to be maintained  in the  Leased  Premises,  or commit  any act or carry on any action which might  appreciably  damage  Landlord's  goodwill or  reputation or tend to injure or  depreciate  the  building.  Tenant and  Tenant's  agents,  employees, patrons,  and visitors shall comply with all rules and regulations  furnished to
Tenant in writing from time to time.

     11.  CARE OF LEASED  PREMISES.  Tenant  agrees,  on behalf of  itself,  its employees, and agents, that it shall:

     (a) Comply at all times with any and all  applicable  federal,  state,  and local  statutes,  regulations,  ordinances,  and  other requirements of any of the constituted public  authorities  relating  to its use  and occupancy of the Leased Premises.

     (b) Keep the Leased Premises in good, clean  condition;  repair all damages to the Leased Premises in general, and specifically replace light bulbs and spot clean carpet.  Reasonable  use and wear  thereof, damage from fire and extended coverage type risk, and repairs to the extent same are  Landlord's obligations  under the lease are  excepted.  Tenant shall replace all glass broken by Tenant, its  agents,  employees,  or  invitees, with glass of the same  qualities  that broken,  except for glass broken by fire and extended coverage  type risk,  and commit no waste in or upon the Leased Premises.

     (c) Upon the  termination  of this Lease in any manner  whatsoever,  remove
     Tenant's goods and effects and  those of any  other person  claiming  under
     Tenant, and quit and deliver up the  Leased Premises to  Landlord peaceably and quietly in as good order and condition as at the inception of the terms of this  lease or  as the same  hereafter  may  be improved by  Landlord or
     Tenant,  reasonable  use and  wear thereof,  damage  from fire and extended coverage type  risks,  and  repairs  to  the  extent  same  are  Landlord's obligation under this lease excepted.  Goods and  effects  not  removed  by
     Tenant  at the  termination  of this  lease,  however terminated,  shall be considered  abandoned, and Landlord may dispose of and/or store the same as it deems expedient, the cost thereof to be charged to Tenant.

     (d) Not overload,  damage or deface the Leased  Premises or the building or do any  act  which  might  make  void or  violable  any  insurance  on the
      Leased  Premises or the building and/or the surrounding property, or which may  render an  increased  or extra  premium  payable for  insurance  (and without  prejudice  to  any right  or remedy  of Landlord  regarding  this subparagraph,  Landlord  shall  have right  to collect  from Tenant,  upon demand, any such increase or extra premium).

     (e) Nor install or authorize the  installation of any coin operated vending machines whatsoever on the Leased Premises.

     12.  ALTERATION  AND  ADDITIONS.  Tenants  shall  make  no  alterations  or additions to the Leased  Premises  without first  obtaining  Landlord's  written consent,  and if Landlord so consents,  Tenant  agrees to submit the name of the contractor  or  workman  to  Landlord  for  Landlord's  approval  prior  to  the commencement  of any such work,  and such work will be performed in a manner and at times  satisfactory  to and approved in advance in writing by  Landlord.  All such  alterations  and  additions,  except  trade  fixtures  and movable  office furniture and equipment,  shall be Landlord's property,  and shall remain on the
Leased Premises at the termination of this lease without compensation to Tenant.

Tenant  will not  mar,  deface,  or drill into the  walls,  floors,  partitions, woodwork, or plaster of the Leased Premises,  and will not drive nails or insert screws or bolts therein,  except as required to install  bookshelves  and office equipment.  Tenant will be liable at the termination of the lease for any damage caused by the installation of such bookshelves or office equipment.

     13. SIGNS. No sign, placard, picture,  advertisement,  name or notice shall be displayed or attached to any part of the building  except on the walls within the Leased Premises.  Upon reasonable notice to Tenant,  Landlord shall have the right to remove any such prohibited sign, placard, picture, advertisement,  name or notice at the expense of Tenant,  and Landlord shall not be liable in damages for such removal.

Approved signs or lettering shall be printed, painted, affixed, or inscribed  at the expense of  Tenant  in a manner,  size,  material,  and style acceptable to
Landlord. Landlord will provide nameplate for Tenant's entry door at  Landlord's expense.

     14. WINDOW COVERINGS.  Tenants shall not install or use any blinds, shades, screens,  or awnings in a window or door of the Leased  Premises unless approved in writing by the Landlord.  In order that the exterior of the building in which the Leased Premises are located shall have a uniform and attractive  appearance,
Tenant shall not use any draperies or window coverings in any window or exterior glass surface of the Leased  Premises  other than window  coverings  approved by
Landlord.

     15.  FIRE OR OTHER  CASUALTY.  If at any time during the term  hereof,  the
Leased  Premises  shall be damaged or destroyed by fire,  the  elements,  or any other  casualty,  Tenant shall give immediate  notice  thereof to Landlord,  and
Landlord  shall proceed to repair the same,  provided such damage is susceptible to repair within a reasonable time after its  occurrence.  If such damage is not susceptible  to repair  within a  reasonable  time  after its  occurrence,  both
Landlord  and Tenant  shall have the option of  terminating  this lease.  If the lease  continues,  and if such damage is not caused by the negligence of Tenant,
its  agents,   customers,   or  invitees,   the  rental  hereunder  shall  abate
proportionally  during  the  period  of  repair to the  extent  that the  Leased
Premises  are rendered  unfit for use by Tenant in the  ordinary  conduct of its business. If the building is destroyed to the extent that substantial alteration or  reconstruction  of the  building  shall,  in  Landlord's  sole  opinion,  be required,  Landlord may terminate  this Lease whether or not Leased  Premises be actually damaged. In no event shall Landlord be required to repair any damage to any property installed by Tenant.

     16.  CONDEMNATION  PROCEEDINGS.  If the  whole or any part of the  building shall  be  taken  or  condemned  by a  competent  authority  for any  public  or quasi-public use or purpose (or sold to such an authority pursuant to the threat of such taking),  the term of this Lease shall cease and terminate from the date when  possession  is delivered  to the  condemning  authority.  In the event the
Leased Premises are similarly taken,  condemned or sold in whole or in part, the term of this Lease  shall cease and  terminate  on the date when  possession  is delivered to the condemning  authority.  In no event shall Tenant have any claim to any award made as the result of such taking,  nor shall Tenant have any claim against Landlord for the value of any unexpired term of this Lease, but the rent shall be abated as of the date of such termination.

     17.  ASSIGNMENT  OR  SUBLETTING.  The Tenant shall not assign this lease or sublease  the  Leased  Premises  or any part  thereof  or  mortgage,  pledge  or hypothecate  this  leasehold  interest or grant any concession or license within the Leased Premises unless and until the express written consent of the Landlord is first had and obtained.  Notwithstanding any such written consent, the Tenant shall remain  jointly and  severally  liable with any such assignee or subleasee under the terms  hereof.  In the event of such  assignment  or sublease,  if the rental due and payable by the  assignee or  subleasee  exceeds the rental due by the  Tenant  unto the  Landlord  under the  provisions  of his  lease,  then the
Landlord shall be entitled to any and all such excess  rental.  If the Tenant at any time shall attempt to assign this lease or sublet the Leased Premises or any part thereof without the Landlord's written consent, the Landlord,  for a period of thirty (30) days from the date of such  attempted  assignment  or sublease by the Tenant, shall have the right to cancel this lease (or the applicable portion thereof) as to a partial  assignment or subletting as of the  commencement  date stated in any such attempted assignment and subletting.

     18. DEFAULT AND REMEDIES.  Each of the following  events shall be deemed to be an event of default:

     (a) The failure to pay any  installment  of rent or other money  obligation herein  required to be paid by Tenant unto the  Landlord, or the default by the  Tenant  in the  performance  of or  violation  of  any  other  term or provision of  this  lease,  if  such  default is not cured  within  fifteen
     (15) days after  written notice by the Landlord;

     (b) The filing or execution or  occurrence  of a petition in  bankruptcy or other  insolvency  proceeding by  or  against the Tenant,  or a petition or answer seeking relief under any  provision of  the  Bankruptcy  Act,  or an
     assignment  for  the   benefit  of  creditors,   or  a  petition   or other
     proceeding  by or  against the  Tenant for  the appointment  of a  trustee, receiver or liquidator of the Tenant or any of the Tenant's properties,  or
     a   proceeding  by  a  governmental  authority   for  the  dissolution   or
     liquidation  of  the  Tenant;   or  the  levying  of a writ of execution or
     attachment  on or  against the  Tenant's  property,  or  the creation  of a mechanic's  lien  or claim  therefor against  the  Leased  Premises  or any improvements  thereon  caused  by  or  resulting  from  any work performed, materials  furnished,  or obligation  incurred by or at  the request of the
     Tenant; and

     (c) The  abandonment or vacating of the Leased  Premises or any substantial portion thereof by the Tenant.

Should  any of  the above events  of default occur,  the  Landlord may,  without notice to the Tenant,  thereupon  re-enter and resume  possession  of the Leased
Premises  and  remove  the  Tenant  and  Tenant's  property  therefrom,  and  at
Landlord'S  option may either terminate this lease, or, without  terminating the lease,  lease the Leased  Premises or any portion thereof for the account of the
Tenant for the  remainder  of the term or for such term or terms as the landlord shall see fit. Should the Landlord elect to re-let the Leased Premises for a new tenant or tenants,  then the Tenant  hereunder shall also be liable for the cost of any  re-letting,  including  brokerage  and  reasonable  attorney's  fees. In addition,  the Tenant  shall pay for each month of Tenant's  unexpired  term the monthly rental above agreed to be paid by the Tenant, less such part thereof, if any,  as the  Landlord  shall have been able to  collect  from any new tenant or tenants,  with the  Landlord  being  expressly  entitled  to  retain  as his own property any excess rentals, if any, so collected by the Landlord. Landlord may, however,  should he so desire, without re-entering or resuming possession of the
Leased Premises,  and without terminating this lease, enforce, by all proper and legal suits and other means, his rights  hereunder,  including the collection of rent. All rights and remedies of Landlord  hereunder  shall be  cumulative,  and none shall be exclusive of the other,  and shall be in addition to any remedy at law.  Tenant  hereby  waives any right of  redemption  to which he or any person claiming under him might be entitled. Waiver of any default shall not operate to waive or in any manner affect any subsequent default hereunder.

     19. BANKRUPTCY CLAUSE.  Notwithstanding  any of the provisions of paragraph
18 above,  if a petition  in  bankruptcy  be filed by or against the Tenant in a court of  competent  jurisdiction,  the  Landlord  shall have the right,  at his option, to terminate this lease by giving notice in writing, by registered mail, to the receiver or trustee in  bankruptcy,  no later than ten (10) days from the date of the receipt by the  Landlord of notice from such  receiver or trustee in bankruptcy  of the filing of such  petition  in  bankruptcy  by or  against  the
Tenant.

     20.  INDEMNITY.  The  Landlord  shall not be liable to Tenant,  his agents, employees,  patrons, clients, customers,  licensees, or invitees for any loss or damage  occurring  within the Leased  Premises or for any damages  sustained  to person  or  property  by  reason of any  defects  known to tenant in the  Leased
Premises or the building of which the Leased  Premises are a part or the failure of the  Landlord to repair such defects  where  Landlord is obligated to repair, until and unless the Tenant shall have given  Landlord  notice in writing of the existence of the defects.  Further, Tenant agrees to indemnify and hold Landlord harmless from any claim,  damage,  or loss  resulting from the use of the Leased
Premises by Tenant or anyone else.

     21. SECURITY AGAINST BURGLARY, ETC. Tenant will be responsible for securing the Leased Premises against  burglary,  robbery,  theft , and other unlawful and unauthorized  entry,  and  Landlord  shall  have no  liability  to  Tenant or to
Tenant's employees, customers, agents, or invitees for any loss occurring on the
Leased  Premises or in the building of which the Leased  Premises are a part, by reason of burglary,  theft, robbery, unlawful or unauthorized entry or otherwise by persons other than Landlord, Landlord's agents, or employees.

All doors  to the  Leased Premises  will have locks,  and Landlord will  furnish
Tenant one complete set of keys to such locks.  Tenant will be  responsible  for making copies of keys for employees.  On the termination of this lease, all keys will be returned to Landlord.

     22. ENTRY BY LANDLORD.  Landlord and Landlord's  agents,  building manager, employees and independent  contractors  shall have the right to enter the Leased
Premises  at all  reasonable  times,  to  examine  the  same or to show  them to prospective  purchasers or mortgagees of the building,  or any portion  thereof, and to make such decoration, repairs, alterations, improvements, or additions as
Landlord  deems  desirable,  and Landlord and Landlord's  agents,  employees and independent  contractors shall be allowed to take all material into and upon the
Leased Premises that may be required  therefor without the same  constituting an eviction of Tenant,  in whole or in part,  and the rent reserved shall in no way abate while such decorations,  repairs, alterations,  improvements, or additions are  being  made,  by reason of loss or  interruption  of the use of the  Leased
Premises  by  Tenant  or  otherwise.  During  the six (6)  months  prior  to the
expiration  of  this  Lease,   Landlord  may  exhibit  the  Leased  Premises  to
prospective tenants thereof.

     23.  NOTICES.  Landlord and Tenant  mutually agree that all notices sent or required to be sent by either  party hereto unto the other party hereto shall be deemed  sufficient if giving in writing and forwarded by Certified Mail,  Return
Receipt Requested,  postage prepaid. The parties hereto may from time to time by written  notice given unto the other party  change the address to which  notices shall be sent,  but unless and until so  changed,  it is agreed that all notices relevant hereto shall be sent:

a) To the Landlord:        3513, L.C.
                     3513 SW H.K. Dodgen Loop, Suite 100,
                           Temple, Tx
                           76502

b) To the Tenant:     Communicate Now.com Inc.
                       2015 Birdcreek Terrace, Suite 105
                          Temple, Tx 76502

     24.  SUBORDINATION.  This lease is  subordinate to all ground or underlying leases and to all  mortgagees  or deeds of trust which may now or  hereafter  be secured upon the building  and/or the property on which it is located and to all renewals, modifications,  consolidations,  replacements, and extensions thereof.
This clause shall be self-operative  and no further  instrument of subordination shall be  required,  but in  confirmation  of such  subordination,  Tenant shall execute and deliver to Landlord,  within  fifteen (15) days after  request,  any certificate  that  Landlord  or any  mortgagee  may require  acknowledging  such subordination. Notwithstanding the foregoing, the party holding an instrument to which this Lease  shall be  subordinate  shall have the right to  recognize  and preserve  this Lease in the event of any  foreclosure  sale or possessor  action and,  in such case,  this Lease  shall  continue in full force and effect at the option of such party,  and Tenant shall  execute,  acknowledge,  and deliver any instrument  that  has  for its  purpose  and  effect  the  confirmation  of such attornment.

     25. NO PAROLE REPRESENTATIONS.  Tenant recognizes that neither Landlord nor anyone acting for Landlord has made any  representations or promise with respect to the building,  the property upon which it is located or the Leased  Premises, except as herein expressly set forth and no rights,  easements,  or licenses are acquired by Tenant,  by implication or otherwise,  except as expressly set forth in the  provision of this Lease.  Taking  possession  of the Leased  Premises by
Tenant shall be conclusive  that Tenant accepts same "as is" and that the Leased
Premises and the building  were in good and  satisfactory  condition at the time such possession was so taken.

     26. HEIRS AND EXECUTORS BOUND;  AMENDMENTS.  The covenants,  conditions and agreements  contained  in this  lease  shall  bind and inure to the  benefit  of
Landlord  and  Tenant  and  their  respective  heirs,  distributees,  executors, administrators,  successors,  and except as  otherwise  provided  in this lease, assigns. The terms, provisions, covenants and conditions contained in this lease are complete agreement of the parties and may not be amended, altered or changed except by instrument in writing executed by the parties hereto.

     27. PLACE OF  PERFORMANCE.  All  covenants  herein set forth shall be paid, kept and performed at Bell County, Texas.

     28.  RENEWAL  OPTION.  If, at the end of the  primary  term of this  lease,
Tenant is not in default of any of the terms,  conditions,  or  covenants of the lease, Tenant, but not any assignee or subtenant of Tenant, is hereby granted an option to renew his lease for an additional term of one year upon the same terms and conditions contained in the lease with the following exceptions:

     (a) The renewal option term will contain no further  renewal options unless granted by Landlord in writing; and,

     (b) The rental for the renewed term shall be $630.00 per month.

If Tenant  desires to  renew  this lease,  Tenant  will notify  Landlord  of its intention to renew no later than  two (2) months prior to the expiration date of the lease.

     29. SECURITY  DEPOSIT.  For the purpose of securing the prompt and faithful performance  by Tenant of all and singular  Tenant's  agreements,  covenants and obligations  hereunder,  Tenant,  upon the execution hereof,  has deposited with
Landlord  the sum of $N/A> which is to be held by the  Landlord  during the term hereof,  but  Landlord  shall be under no  obligation  to keep such deposit in a separate  account or to pay interest to Tenant on such deposit.  If and when all
Tenant's agreements,  covenants and obligations  hereunder shall have been fully performed,  Landlord  shall  promptly  turn  over to Tenant  the  amount of such deposit.  If Tenant  defaults  in  performing  any of the  Tenant's  agreements, covenants or obligations hereunder,  Landlord may (but is not required to), from time to  time,  use and  apply  as much of said  security  deposit  as  shall be necessary to cure such default and, on such event,  Tenant shall within five (5)
days after demand therefore, restore said deposit to its original amount.

     30. SPECIAL PROVISIONS. None

Executed this        day of                   , 2000.
              -------       ------------------

                                          3513, L.C.
                                          Landlord
                                   Communicate Now.com Inc.
                                       David Hancock
                                         President

BIRD CREEK TWO OFFICE BUILDING

COMMERCIAL LEASE AGREEMENT

STATE OF TEXAS   )(

COUNTY OF BELL   )(

This  contract  and  agreement  of  lease  entered  into  by  and  between  3513,
L.C.,  hereinafter  called "Landlor" and Communicate  Now.com Inc ,  hereinafter called "Tenant", witnesseth:

     1. PREMISES. Landlord does hereby lease unto Tenant the following described space,  herein  called  the Leased  Premises,  in the  building  located at 2015
Birdcreek Terrace, in the City of Temple, Bell County, Texas: Suites 102 & 103.

     2.  TERM.  The term of this  lease  shall be for a period  of one (1) year, commencing  on May 1, 2000,  and  terminating  on April 30, 2001,  unless sooner terminated as hereinafter provided. If the Tenant should remain in possession of the Leased  Premises,  with the consent of the Landlord after expiration of this lease,  a new tenancy from month to month shall be created  between the Landlord and Tenant which shall be subject to all the terms and conditions of this lease, but which shall be  terminable  by thirty  (30) days  written  notice  served by either Landlord or Tenant on the other party to this lease.

     3. USE. The Leased Premises shall be used and occupied by Tenant during the term hereof for the sole and only purpose of general office use.

     4. RENTS.  As  compensation  for the use and occupancy of such premises and the services to be performed and provided by Landlord,  the Tenant agrees to pay to the Landlord at 3513 SW H.K. Dodgen Loop, Suite 100, Temple,  Texas 76502, or
at such other  address as Landlord may from time to time  designate,  the sum of
$1228.00 per month (*see  special  provisions),  payable in advance on the first day of each and every  calendar  month during the term of the lease.  If rent is not  received  by Landlord  by the 5th of each  month,  Tenant  shall pay a late charge of $50.00 plus a penalty of $5.00 per day until rent is received in full.
Tenant shall pay $25.00 for each returned check.

     5.  LANDLORD'S  LIENS. As security for the performance by the Tenant of all covenants to be paid,  kept and  performed  by him, the Landlord  shall have the benefit of the statutory landlord's preference lien upon all property,  fixtures goods,  wares and  merchandise  of the Tenant  that may be placed in or upon the
Leased  Premises  during the term hereof.  Cumulative  thereof,  the Tenant also gives and grants unto the Landlord an express security  interest upon all goods, wares,  merchandise,  fixtures  and other  property  of the Tenant  which may be placed in or upon the  Leased  Premises  during the term,  which  said  security interest shall be second and inferior to any purchase money security interest of any third party as to any such property and which said security  interest herein granted unto Landlord  shall not be applicable as to Tenant's  goods,  wares and merchandise  daily exposed to sale.  Landlord and Tenant  mutually  covenant and agree that this lease contract shall also act as a security agreement as between
Tenant, as Debtor, and Landlord, as Secured Party.

     6. SERVICES  PROVIDED BY LANDLORD.  Landlord  shall furnish the Tenant,  at
Landlord's expense, the following services during the term of this lease:

     (a) Restroom  facilities  for the use of Tenant and  Tenant's  employees in common with other  tenants and  their  employee's  on the same floor as the
     Leased Premises.

     (b)  Landlord  shall  maintain  and keep the public and common areas of the building, such as lobbies,  stairs,  corridors, and restrooms in reasonably good order and condition,  except for damage  occasioned by  Tenant, or its employees, agents, or invitees.

     (c)Landlord  shall  make all  structural  repairs to the  building  and all repairs  which  may  be  needed  to  the  roof,  outer  walls,  mechanical,
     electrical,  and  plumbing  systems  in  the  Leased  Premises,   excluding
     repairs  to  any   on-building  standard  fixture  or  other   improvements
     installed  or made  by or at the request of Tenant.  In  the event that any repair or replacement is required by reason of the  negligence  or abuse of
     Tenant  or its  agents,  employees  or invitees,  or  of any  other  person using the  Leased  Premises  with  Tenant's consent,  express  or  implied,
     Landlord  may  make  such  repair  and  add  the  cost thereof to the first installment  of  rent thereafter  becoming due  unless Landlord  shall have actually recovered such cost through insurance proceedings.

     (d)  Tenant  shall not  install  or  operate  in the  Leased  Premises  any electrically  operated  equipment  (other  than adding  machines  and other office  equipment  normally  used  in  modern  offices),  or  any  plumbing fixtures,  without  first  obtaining  the  prior  written  consent  of  the
     Landlord.  Tenant shall not  install  any  equipment  of any kind or nature whatsoever  which would or might  necessitate  any  changes,  replacements, or  additions  to the water system  or  plumbing  system,  heating  system, air conditioning  system,  or the electrical  system  servicing  the Leased
     Premises  or any  other  portion  of  the  building  without  prior written consent of the Landlord,  and  in the  event  such consent is granted,  the entire cost of such replacements,  changes,  or additions  shall be paid by the Tenant.

Landlord  does  not guarantee  that  any service  will be  free from  reasonable interruption caused by repairs, improvements,  changes in services, alterations, strikes,  labor  controversies,  accidents or other causes beyond the Landlord's control,  and no such  reasonable  interruption  not caused by the negligence of
Landlord  shall be  deemed a  breach  of its  obligation  thereunder  or  render
Landlord liable to Tenant for damages.

     7.  SERVICES  PROVIDED  BY  TENANT.  Tenant  shall pay for  janitorial  and electrical services used and consumed by it at the Leased Premises.

     8. TAXES. Each year during the term of this lease,  Landlord shall pay real estate  taxes  assessed  against the Leased  Premises in an amount  equal to the total real estate taxes assessed  against the Leased  Premises in the base year.
Each year during the term of this lease,  Tenant shall pay as additional rental, upon receipt of a statement from Landlord  together with tax statements or other verification  from  the  proper  taxing  authority,  his pro  rata  share of any increase  in real estate  taxes over the base year on the  property of which the
Leased  Premises is a part.  Any  increase in real estate taxes for a fractional year shall be prorated. The base year shall be 1999.

Tenant  shall  be liable  for all  taxes levied  or  assessed  against  personal property, furniture, or fixtures placed by Tenant in the Leased Premises. If any such taxes for which Tenant is liable are levied or assessed  against  Landlord, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to
Landlord  upon  demand  that part of such  taxes for which  Tenant is  primarily liable hereunder.

     9. INSURANCE.  Landlord shall pay for fire and extended coverage  insurance on the building in which the Leased  Premises  are located.  Tenant shall pay as additional rental to Landlord during the term hereof,  his pro rata share of any increase in premiums for the  insurance  required  over and above such  premiums paid during the base year of this lease.  Tenant shall provide general liability and property damage insurance for its business operations on the Leased Premises in the amount of $500,000.  Said insurance  policies  required to be provided by
Tenant herein shall name  Landlord as an additional  insured and shall be issued by an insurance company approved by Landlord. Tenant shall provide Landlord with certificates of insurance evidencing the coverage required herein.  Tenant shall be solely responsible for fire and casualty insurance on Tenant's property on or about the Leased Premises.

     10.  COMPLIANCE WITH LAWS AND REGULATIONS.  Tenant shall not conduct in the
Leased  Premises any action  prohibited by law, and will not conduct therein any lawful business in an unlawful manner, or permit any nuisance or annoyance to be maintained  in the  Leased  Premises,  or commit  any act or carry on any action which might  appreciably  damage  Landlord's  goodwill or  reputation or tend to injure or  depreciate  the  building.  Tenant and  Tenant's  agents,  employees, patrons,  and visitors shall comply with all rules and regulations  furnished to
Tenant in writing from time to time.

     11.  CARE OF LEASED  PREMISES.  Tenant  agrees,  on behalf of  itself,  its employees, and agents, that it shall:

     (a) Comply at all times with any and all  applicable  federal,  state,  and local statutes,  regulations,  ordinances,  and  other requirements  of any of the constituted public  authorities  relating  to its use  and occupancy of the Leased Premises.

     (b) Keep the Leased Premises in good, clean  condition;  repair all damages to the Leased Premises in general, and specifically replace light bulbs and spot clean carpet.  Reasonable  use and wear  thereof, damage from fire and extended coverage type risk,  and repairs to the extent same are Landlord's obligations  under the lease are  excepted.  Tenant shall replace all glass broken by Tenant, its  agents,  employees,  or  invitees, with glass of the same  qualities  that broken,  except for glass broken by fire and extended coverage  type risk,  and commit no waste in or upon the Leased Premises.

     (c) Upon the  termination  of this Lease in any manner  whatsoever,  remove
      Tenant's goods and effects and those of  any other person  claiming  under
      Tenant, and quit and deliver up the Leased Premises to Landlord  peaceably and  quietly in  as good order and condition as  at the  inception  of the terms of this lease or as the same  hereafter  may be improved by Landlord or  Tenant,  reasonable  use  and  wear  thereof,  damage  from  fire  and extended  coverage  type  risks,  and  repairs  to  the  extent  same  are
      Landlord's  obligation under this lease excepted.  Goods and  effects  not removed by Tenant  at the termination of this lease,  however  terminated, shall be considered  abandoned,  and Landlord may dispose of and/or  store the same as it deems expedient, the cost thereof to be charged to Tenant.'

     (d) Not overload,  damage or deface the Leased  Premises or the building or do any act which might make void or violable  any insurance  on the  Leased
     Premises  or the building  and/or  the surrounding  property, or which may render an  increased or extra premium  payable for  insurance (and  without prejudice to any right or remedy of Landlord  regarding  this subparagraph,
     Landlord  shall have  right to collect  from Tenant,  upon demand, any such increase or extra premium).

     (e) Nor install or authorize the  installation of any coin operated vending machines whatsoever on the Leased Premises.

     12.  ALTERATION  AND  ADDITIONS.  Tenants  shall  make  no  alterations  or additions to the Leased  Premises  without first  obtaining  Landlord's  written consent,  and if Landlord so consents,  Tenant  agrees to submit the name of the contractor  or  workman  to  Landlord  for  Landlord's  approval  prior  to  the commencement  of any such work,  and such work will be performed in a manner and at times  satisfactory  to and approved in advance in writing by  Landlord.  All such  alterations  and  additions,  except  trade  fixtures  and movable  office furniture and equipment,  shall be Landlord's property,  and shall remain on the
Leased Premises at the termination of this lease without compensation to Tenant.

Tenant  will not mar,  deface,  or  drill into  the walls,  floors,  partitions, woodwork, or plaster of the Leased Premises,  and will not drive nails or insert screws or bolts therein,  except as required to install  bookshelves  and office equipment.  Tenant will be liable at the termination of the lease for any damage caused by the installation of such bookshelves or office equipment.

     13. SIGNS. No sign, placard, picture,  advertisement,  name or notice shall be displayed or attached to any part of the building  except on the walls within the Leased Premises.  Upon reasonable notice to Tenant,  Landlord shall have the right to remove any such prohibited sign, placard, picture, advertisement,  name or notice at the expense of Tenant,  and Landlord shall not be liable in damages for such removal.

Approved   signs   or  lettering  shall   be  printed,   painted,   affixed,  or
inscribed  at the  expense  of  Tenant in a manner,  size,  material,  and style acceptable to Landlord.  Landlord will provide nameplate for Tenant's entry door at Landlord's expense.

     14. WINDOW COVERINGS.  Tenants shall not install or use any blinds, shades, screens,  or awnings in a window or door of the Leased  Premises unless approved in writing by the Landlord.  In order that the exterior of the building in which the Leased Premises are located shall have a uniform and attractive  appearance,
Tenant shall not use any draperies or window coverings in any window or exterior glass surface of the Leased  Premises  other than window  coverings  approved by
Landlord.

     15.  FIRE OR OTHER  CASUALTY.  If at any time during the term  hereof,  the
Leased  Premises  shall be damaged or destroyed by fire,  the  elements,  or any other  casualty,  Tenant shall give immediate  notice  thereof to Landlord,  and
Landlord  shall proceed to repair the same,  provided such damage is susceptible to repair within a reasonable time after its  occurrence.  If such damage is not susceptible  to repair  within a  reasonable  time  after its  occurrence,  both
Landlord  and Tenant  shall have the option of  terminating  this lease.  If the lease  continues,  and if such damage is not caused by the negligence of Tenant,
its  agents,   customers,   or  invitees,   the  rental  hereunder  shall  abate
proportionally  during  the  period  of  repair to the  extent  that the  Leased
Premises  are rendered  unfit for use by Tenant in the  ordinary  conduct of its business. If the building is destroyed to the extent that substantial alteration or reconstruction  of  the  building  shall,  in  Landlord's  sole  opinion,  be required,  Landlord may terminate  this Lease whether or not Leased  Premises be actually damaged. In no event shall Landlord be required to repair any damage to any property installed by Tenant.

     16.  CONDEMNATION  PROCEEDINGS.  If the  whole or any part of the  building shall  be  taken  or  condemned  by a  competent  authority  for any  public  or quasi-public use or purpose (or sold to such an authority pursuant to the threat of such taking),  the term of this Lease shall cease and terminate from the date when  possession  is delivered  to the  condemning  authority.  In the event the
Leased Premises are similarly taken,  condemned or sold in whole or in part, the term of this Lease  shall cease and  terminate  on the date when  possession  is delivered to the condemning  authority.  In no event shall Tenant have any claim to any award made as the result of such taking,  nor shall Tenant have any claim against Landlord for the value of any unexpired term of this Lease, but the rent shall be abated as of the date of such termination.

     17.  ASSIGNMENT  OR  SUBLETTING.The  Tenant  shall not assign this lease or sublease  the  Leased  Premises  or any part  thereof  or  mortgage,  pledge  or hypothecate  this  leasehold  interest or grant any concession or license within the Leased Premises unless and until the express written consent of the Landlord is first had and obtained.  Notwithstanding any such written consent, the Tenant shall remain  jointly and  severally  liable with any such assignee or subleasee under the terms  hereof.  In the event of such  assignment  or sublease,  if the rental due and payable by the  assignee or  subleasee  exceeds the rental due by the  Tenant  unto the  Landlord  under the  provisions  of his  lease,  then the
Landlord shall be entitled to any and all such excess  rental.  If the Tenant at any time shall attempt to assign this lease or sublet the Leased Premises or any part thereof  without the  Landlord's  written  consent,  the  Landlord,  for  a period  of  thirty  (30)  days  from the date of such  attempted  assignment  or sublease  by the  Tenant,  shall  have the  right to cancel  this  lease (or the applicable  portion thereof) as to a partial  assignment or subletting as of the commencement date stated in any such attempted assignment and subletting.

     18. DEFAULT AND REMEDIES.  Each of the following  events shall be deemed to be an event of default:

     (a) The failure to pay any  installment  of rent or other money  obligation herein  required to be paid by  Tenant unto the  Landlord,  or  the default by  the Tenant  in the  performance  of or violation  of any other  term or provision of this  lease,  if  such  default is  not cured  within  fifteen
     (15) days after  written notice by the Landlord;

     (b) The filing or execution or  occurrence  of a petition in  bankruptcy or other  insolvency  proceeding  by or against  the Tenant,  or a petition or answer seeking relief under any  provision of  the  Bankruptcy  Act,  or an
     assignment  for  the   benefit  of   creditors,  or  a  petition  or  other
     proceeding  by  or against  the  Tenant  for  the appointment of a trustee, receiver or liquidator of the Tenant or any of the Tenant';s properties, or
     a   proceeding   by  a  governmental  authority   for  the  dissolution  or
     liquidation  of  the  Tenant;  or  the  levying  of a writ of  execution or attachment  on  or  against the  Tenant's property,  or the  creation  of a mechanic's lien or  claim  therefor  against  the  Leased  Premises  or any improvements  thereon  caused  by  or  resulting  from  any work performed, materials  furnished,  or obligation  incurred by or at  the request of the
     Tenant; and

     (c) The  abandonment or vacating of the Leased  Premises or any substantial portion thereof by the Tenant.

Should  any of  the above  events of  default occur,  the  Landlord may, without notice to the Tenant,  thereupon  re-enter and resume  possession  of the Leased
Premises  and  remove  the  Tenant  and  Tenant's  property  therefrom,  and  at
Landlord's  option may either terminate this lease, or, without  terminating the lease,  lease the Leased  Premises or any portion thereof for the account of the
Tenant for the  remainder  of the term or for such term or terms as the landlord shall see fit. Should the Landlord elect to re-let the Leased Premises for a new tenant or tenants,  then the Tenant  hereunder shall also be liable for the cost of any  re-letting,  including  brokerage  and  reasonable  attorney's  fees. In addition,  the Tenant  shall pay for each month of Tenant's  unexpired  term the monthly rental above agreed to be paid by the Tenant, less such part thereof, if any,  as the  Landlord  shall have been able to  collect  from any new tenant or tenants,  with the  Landlord  being  expressly  entitled  to  retain  as his own property any excess rentals, if any, so collected by the Landlord. Landlord may, however,  should he so desire, without re-entering or resuming possession of the
Leased Premises,  and without terminating this lease, enforce, by all proper and legal suits and other means, his rights  hereunder,  including the collection of rent. All rights and remedies of Landlord  hereunder  shall be  cumulative,  and none shall be exclusive of the other,  and shall be in addition to any remedy at law.  Tenant  hereby  waives any right of  redemption  to which he or any person claiming under him might be entitled. Waiver of any default shall not operate to waive or in any manner affect any subsequent default hereunder.

     19. BANKRUPTCY CLAUSE.  Notwithstanding  any of the provisions of paragraph
18 above,  if a petition  in  bankruptcy  be filed by or against the Tenant in a court of  competent  jurisdiction,  the  Landlord  shall have the right,  at his option, to terminate this lease by giving notice in writing, by registered mail, to the receiver or trustee in  bankruptcy,  no later than ten (10) days from the date of the receipt by the  Landlord of notice from such  receiver or trustee in bankruptcy  of the filing of such  petition  in  bankruptcy  by or  against  the
Tenant.

     20.  INDEMNITY.  The  Landlord  shall not be liable to Tenant,  his agents, employees,  patrons, clients, customers,  licensees, or invitees for any loss or damage  occurring  within the Leased  Premises or for any damages  sustained  to person  or  property  by  reason of any  defects  known to tenant in the  Leased
Premises or the building of which the Leased  Premises are a part or the failure of the  Landlord to repair such defects  where  Landlord is obligated to repair, until and unless the Tenant shall have given  Landlord  notice in writing of the existence of the defects.  Further, Tenant agrees to indemnify and hold Landlord harmless from any claim,  damage,  or loss  resulting from the use of the Leased
Premises by Tenant or anyone else.

     21. SECURITY AGAINST BURGLARY, ETC. Tenant will be responsible for securing the Leased Premises against  burglary,  robbery,  theft , and other unlawful and unauthorized  entry,  and  Landlord  shall  have no  liability  to  Tenant or to
Tenant's employees, customers, agents, or invitees for any loss occurring on the
Leased  Premises or in the building of which the Leased  Premises are a part, by reason of burglary,  theft, robbery, unlawful or unauthorized entry or otherwise by persons other than Landlord, Landlord's agents, or employees.

All  doors to  the Leased  Premises will have locks,  and Landlord  will furnish
Tenant one complete set of keys to such locks.  Tenant will be  responsible  for making copies of keys for employees.  On the termination of this lease, all keys will be returned to Landlord.

     22. ENTRY BY LANDLORD.  Landlord and Landlord's  agents,  building manager, employees and independent  contractors  shall have the right to enter the Leased
Premises  at all  reasonable  times,  to  examine  the  same or to show  them to prospective  purchasers or mortgagees of the building,  or any portion  thereof, and to make such decoration, repairs, alterations, improvements, or additions as
Landlord  deems  desirable,  and Landlord and Landlord's  agents,  employees and independent  contractors shall be allowed to take all material into and upon the
Leased Premises that may be required  therefor without the same  constituting an eviction of Tenant,  in whole or in part,  and the rent reserved shall in no way abate while such decorations,  repairs, alterations,  improvements, or additions are  being  made,  by reason of loss or  interruption  of the use of the  Leased
Premises  by  Tenant  or  otherwise.  During  the six (6)  months  prior  to the
expiration  of  this  Lease,   Landlord  may  exhibit  the  Leased  Premises  to
prospective tenants thereof.

     23.  NOTICES.  Landlord and Tenant  mutually agree that all notices sent or required to be sent by either  party hereto unto the other party hereto shall be deemed  sufficient if giving in writing and forwarded by Certified Mail,  Return
Receipt Requested,  postage prepaid. The parties hereto may from time to time by written  notice given unto the other party  change the address to which  notices shall be sent,  but unless and until so  changed,  it is agreed that all notices relevant  hereto shall be sent:  a) To the  Landlord:  3513,  L.C.  3513 SW H.K.
Dodgen Loop, Suite 100, Temple, Tx 76502

     (b) To the Tenant:  Communicate  Now.com Inc.2015 Birdcreek Terrace,  Suite
102 Temple, Tx 76502

     24.  SUBORDINATION.  This lease is  subordinate to all ground or underlying leases and to all  mortgagees  or deeds of trust which may now or  hereafter  be secured upon the building  and/or the property on which it is located and to all renewals, modifications,  consolidations,  replacements, and extensions thereof.
This clause shall be self-operative  and no further  instrument of subordination shall be  required,  but in  confirmation  of such  subordination,  Tenant shall execute and deliver to Landlord,  within  fifteen (15) days after  request,  any certificate  that  Landlord  or any  mortgagee  may require  acknowledging  such subordination. Notwithstanding the foregoing, the party holding an instrument to which this Lease  shall be  subordinate  shall have the right to  recognize  and preserve  this Lease in the event of any  foreclosure  sale or possessor  action and,  in such case,  this Lease  shall  continue in full force and effect at the option of such party,  and Tenant shall  execute,  acknowledge,  and deliver any instrument  that  has  for its  purpose  and  effect  the  confirmation  of such attornment.

     25. NO PAROLE REPRESENTATIONS.  Tenant recognizes that neither Landlord nor anyone acting for Landlord has made any  representations or promise with respect to the building,  the property upon which it is located or the Leased  Premises, except as herein expressly set forth and no rights,  easements,  or licenses are acquired by Tenant,  by implication or otherwise,  except as expressly set forth in the  provision of this Lease.  Taking  possession  of the Leased  Premises by
Tenant shall be conclusive  that Tenant accepts same "as is" and that the Leased
Premises and the building  were in good and  satisfactory  condition at the time such possession was so taken.

     26. HEIRS AND EXECUTORS BOUND;  AMENDMENTS.  The covenants,  conditions and agreements  contained  in this  lease  shall  bind and inure to the  benefit  of
Landlord  and  Tenant  and  their  respective  heirs,  distributees,  executors, administrators,  successors,  and except as  otherwise  provided  in this lease, assigns. The terms, provisions, covenants and conditions contained in this lease are complete agreement of the parties and may not be amended, altered or changed except by instrument in writing executed by the parties hereto.

     27. PLACE OF  PERFORMANCE.  All  covenants  herein set forth shall be paid, kept and performed at Bell County, Texas.

     28.  RENEWAL  OPTION.  If, at the end of the  primary  term of this  lease,
Tenant is not in default of any of the terms,  conditions,  or  covenants of the lease, Tenant, but not any assignee or subtenant of Tenant, is hereby granted an option to renew his lease for an additional term of one year upon the same terms and conditions contained in the lease with the following exceptions:

     (a) The renewal option term will contain no further  renewal options unless granted by Landlord in writing; and,

     (b) The  rental for the  renewed  term shall be  $1304.75  per month  (*see special provisions).

If  Tenant  desires  to renew this lease,  Tenant  will notify  Landlord  of its intention to renew no later than two (2) months prior to the expiration  date of the lease.

     29. SECURITY  DEPOSIT.  For the purpose of securing the prompt and faithful performance  by Tenant of all and singular  Tenant's  agreements,  covenants and obligations  hereunder,  Tenant,  upon the execution hereof,  has deposited with
Landlord  the sum of $1,151.25  which is to be held by the  Landlord  during the term hereof, but Landlord shall be under no obligation to keep such deposit in a separate  account or to pay interest to Tenant on such deposit.  If and when all
Tenant's agreements,  covenants and obligations  hereunder shall have been fully performed,  Landlord  shall  promptly  turn  over to Tenant  the  amount of such deposit.  If Tenant  defaults  in  performing  any of the  Tenant's  agreements, covenants or obligations hereunder,  Landlord may (but is not required to), from time to  time,  use and  apply  as much of said  security  deposit  as  shall be necessary to cure such default and, on such event,  Tenant shall within five (5)
days after demand therefore, restore said deposit to its original amount.

     30. SPECIAL  PROVISIONS A discount from the rental rate of $76.75 per month will be given to tenant  during the initial  term and first  renewal term of the lease as a finish out  allowance.  Thus, the rental payment due during the first year of the lease will be $1,151.25 monthly,  and during the second year (should option be exercised)  $1,228.00  monthly.  Executed this day of , 2000.

                                       3513, L.C.
                                       ___________________________
                                       Landlord

                                       Communicate Now.com Inc.

                                       ___________________________
                                       David Hancock
                                       President